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                                                                     EXHIBIT 23


                             ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-88786 on Form S-1 for Hartford Life Insurance Company.


                                                        Arthur Andersen LLP


Hartford, Connecticut
April 6, 1995